EXCHANGE AGREEMENT


      THIS EXCHANGE AGREEMENT (this "Agreement") is made this 17th day of December 2004, by and among ALTRIMEGA HEALTH CORPORATION, INC., a Nevada corporation ("Altrimega"); TOP GUN SPORTS & ENTERTAINMENT, INC., a Nevada corporation ("TOP GUN"); and the persons listed in Exhibit A-1 hereof who are the owners of record of all ownership interest of TOP GUN who execute and deliver the Agreement ("TOP GUN Stockholders"), based on the following:

                                    Recitals

      Altrimega wishes to acquire all the ownership interest stock of TOP GUN in exchange for the common stock of Altrimega in a transaction intended to qualify as a tax-free exchange pursuant to section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. The parties intend for this Agreement to represent the terms and conditions of such tax-free reorganization, which Agreement the parties hereby adopt.

                                    Agreement

      Based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth, the mutual benefits to the parties to be derived here from, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

                                    ARTICLE I
                                EXCHANGE OF STOCK

      1.01 Exchange of Interests. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.05 hereof), the TOP GUN Stockholders shall assign, transfer, and deliver to Altrimega, free and clear of all liens, pledges, encumbrances, charges, restrictions, or claims of any kind, nature, or description, all of their respective ownership interest in TOP GUN (the "TOP GUN Shares") owned by the TOP GUN Stockholders which interests shall represent one hundred percent (100%) of the ownership interest in TOP GUN, and Altrimega agrees to acquire such ownership interests on such date by issuing and delivering in exchange therefore an aggregate of fifteen million seven hundred fifty thousand (15,750,000) restricted shares of Altrimega common stock, par value $0.001 per share, (the "Altrimega Common Stock"). The Altrimega Common Stock shall be issued pro rata based on the percentage of ownership interest held and as set forth opposite the TOP GUN Stockholder's respective names in Exhibit A-1. The shares are to be issued and held in escrow to be delivered at Closing. The Altrimega Common Stock is represented as shares post-split taking into account Altrimega's proposed 1-for-1000 reverse split that would be completed prior to Closing.

      1.02 Delivery of Certificates by TOP GUN Stockholders. The transfer of TOP GUN Shares by the TOP GUN Stockholders shall be effected by the delivery to Altrimega at the Closing (as set forth in Section 1.05 hereof) of certificates representing the TOP GUN Shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures medallion guaranteed.

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      1.03 Operation as Wholly-Owned Subsidiary. After giving effect to the transaction contemplated hereby, Altrimega will own one hundred percent (100%) of the ownership interest of TOP GUN and TOP GUN will be a wholly-owned subsidiary of Altrimega operating under the name TOP GUN SPORTS & ENTERTAINMENT, INC., or such other name as Altrimega may determine.

      1.04 Resignation and Appointment of Directors. At Closing, the officers and directors of Altrimega will submit their resignations and a new slate of officers and directors will be appointed by the principals of TOP GUN, (the "New Management"). All necessary minutes, corporate resolutions and State of Nevada forms will be provided at Closing signed by the appropriate representatives of both parties.

      1.05 Sale of Assets. At Closing, the New Management will sign an Asset Sale Agreement, whereby all of the assets related to the Sea Garden development project, including Altrimega's operating subsidiary, Sea Garden, LLC will be sold to John Gandy or his assigns for the purchase price equal to the liabilities recorded on the Altrimega balance sheet relating to the Sea Garden assets. These specific assets and liabilities as of September 30, 2004 are set forth in Exhibit A-2 of this Agreement. The balances are subject to change as loans are paid and sales are made in the on-going operations of the Sea Garden project and the final balances will be set as of the Closing date.

      1.06 Conversion of Debt. Upon completion of Altrimega's Information Statement filing and subsequent shareholder meeting to approve the 1-for-1000 reverse stock split; Altrimega will execute a conversion of debt on its balance sheet to stock. This conversion must take place prior to Closing. At Closing, there will remain no assets and no more than $10,000 in liabilities on the Altrimega balance sheet.

      1.07 Closing and Parties. The Closing contemplated hereby shall be held at a mutually agreed upon time and place on or before January 31, 2005, or on another date to be agreed to in writing by the parties (the "Closing Date"). The Agreement may be closed at any time following approval by a majority of the board of directors of Altrimega and a majority of the stockholders of TOP GUN to approve the share exchange and the approval by a majority of Altrimega shareholders to effect a 1-for-1000 stock split and amend the articles of incorporation to change the name of the corporation to TOP GUN SPORTS & ENTERTAINMENT, INC. The Closing may be accomplished by wire, express mail, overnight courier, conference telephone call or as otherwise agreed to by the respective parties or their duly authorized representatives.

      1.08 Closing Events.

      (a) Altrimega Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article IV, Altrimega shall deliver to TOP GUN at Closing all the following:


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            (i)   Copies of the resolutions of Altrimega's board of directors'
                  minutes or consents authorizing the execution and performance of this Agreement and the contemplated transactions;

            (ii) Certificates for 15,750,000 shares of Altrimega Common Stock in the names of the TOP GUN Stockholders or their respective designees and in the amounts set forth in Exhibit A-1.


In addition to the above deliveries, Altrimega shall take all steps and actions as TOP GUN and the TOP GUN Stockholders may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

      (b) TOP GUN Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article V, TOP GUN and/or the TOP GUN Stockholder's shall deliver to Altrimega at Closing all the following:

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            (i)   Copies of resolutions of the board of directors and of the stockholders of TOP GUN authorizing the execution and performance of this Agreement and the contemplated transactions; and

            (ii) The certificates representing the TOP GUN Shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures medallion guaranteed.

            (iii) A minimum of $750,000 in cash from subscriptions to a private placement. Such cash shall be delivered to Altrimega at Closing.

            (iv) Minutes and Corporate Resolutions appointing new officers and directors of Altrimega.

            (v)   Executed Asset Sale Agreement.

In addition to the above deliveries, TOP GUN shall take all steps and actions as Altrimega may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

      1.09. Termination. This Agreement may be terminated by the board of directors of either Altrimega or TOP GUN at any time prior to the Closing Date if:

      (a) There shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the reasonable judgment of such board of directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement; or

      (b) Any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the reasonable judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the exchange.

                                   ARTICLE II
             REPRESENTATIONS, COVENANTS, AND WARRANTIES OF ALTRIMEGA

      As an inducement to, and to obtain the reliance of TOP GUN, Altrimega represents and warrants as follows:

      2.01 Organization. Altrimega is, and will be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Altrimega's articles of incorporation or bylaws, or other agreement to which it is a party or by which it is bound.

      2.02 Approval of Agreement. Altrimega has full power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated. The board of directors of Altrimega has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to compliance with state and federal corporate and securities laws.

      2.03 Capitalization. The authorized capitalization of Altrimega consists of 50,000,000 shares of common stock, $0.001 par value, of which 49,140 shares of common stock are issued and outstanding. The outstanding shares represent the share outstanding post-split, considering a 1-for-1000 reverse split that will be enacted prior to Closing. All issued and outstanding shares of Altrimega Common Stock are legally issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Altrimega.

      2.04 Outstanding Warrants and Options. Altrimega has no existing warrants or options, calls, or commitments of any nature relating to the authorized and unissued Altrimega Common Stock.

      2.05 Litigation and Proceedings. There are no material actions, suits, or administrative or other proceedings pending or, to the knowledge of Altrimega, threatened by or against Altrimega or adversely affecting Altrimega or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Altrimega does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

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

      2.06 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Altrimega is a party or to which any of its properties or operations are subject.

      2.07 Altrimega Schedules. Altrimega has delivered to TOP GUN the following schedules, which are collectively referred to as the "Altrimega Schedules" and which consist of the following separate schedules dated as of the date of execution of this Agreement:


         (a) A schedule including copies of the articles of incorporation and bylaws of Altrimega in effect as of the date of this Agreement;

         (b) A schedule containing copies of resolutions adopted by the board of directors of Altrimega approving this Agreement and the transactions herein contemplated;

         (c) A schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Altrimega Schedules by Sections 2.01 through 2.06.

Altrimega shall cause the Altrimega Schedules and the instruments delivered to TOP GUN hereunder to be updated after the date hereof up to and including a specified date not more than three business days prior to the Closing Date. Such updated Altrimega Schedules shall be delivered prior to and as a condition precedent to the obligation of TOP GUN to close.

                                   ARTICLE III
              REPRESENTATIONS, COVENANTS, AND WARRANTIES OF TOP GUN

         As an inducement to, and to obtain the reliance of, Altrimega, TOP GUN represents and warrants as follows:

         3.01 Organization. TOP GUN is, and will be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of the state of Neveda and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its

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

properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition of TOP GUN. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of TOP GUN's articles of incorporation or bylaws, or other material agreement to which it is a party or by which it is bound.

      3.02 Approval of Agreement. TOP GUN has full power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, or otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated. The board of directors of TOP GUN have authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the TOP GUN Stockholders.

      3.03 Capitalization. The authorized capitalization of TOP GUN consists of 50,000,000 shares of capital stock, par value $0.001 of which as of the date hereof 15,750,000 shares are issued and outstanding. All issued and outstanding shares of TOP GUN are legally issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of TOP GUN.

      3.04 Financial Statements.

      (a) Included in Schedule 3.04 is the unaudited balance sheet of TOP GUN as of September 30, 2004. Following the Closing, TOP GUN shall furnish audited financial statements for the period from inception through September 30, 2004.

      (b) The audited financial statements delivered pursuant to Section 3.04(a) have been prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods involved and, when required to be audited, have been audited by a certified public accountants licensed to practice in the United States and before the Securities and Exchange Commission. The audited financial statements have been presented in accordance with the requirements of Regulation S-X promulgated by the SEC regarding the form and content of and requirements for financial statements to be filed with the SEC. The financial statements of TOP GUN will present fairly, as of their respective dates, the financial position of TOP GUN.

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

      3.05 Outstanding Warrants and Options. TOP GUN has no issued warrants or options, calls, or commitments of any nature relating to the authorized and unissued TOP GUN capital stock.

      3.06 Title and Related Matters. Except as provided herein or disclosed in the most recent TOP GUN balance sheet, TOP GUN has good and marketable title to all of its properties, inventory, interests in properties, technology, whether patented or un-patented, and assets, which are reflected in the most recent TOP GUN balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances, except (i) statutory liens or claims not yet delinquent; and (ii) such imperfections of title and easements as do not, and will not, materially detract from, or interfere with, the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties. To the best knowledge of TOP GUN, its technology does not infringe on the copyright, patent, trade secret, know-how, or other proprietary right of any other person or entity and comprises all such rights necessary to permit the operation of the business of TOP GUN as now being conducted or as contemplated.

      3.07 Lease Agreements and Building Permits. Except as provided herein, TOP GUN has the necessary lease agreements and building permits executed and approved and in its possession in order to complete its business plan of building and developing a multi purpose entertainment complex on Long Island centered around a three-quarter mile oval speedway. These permits in hand shall be made available for inspection to Altrimega prior to and as a condition to Closing.

      3.08 Litigation and Proceedings. There are no material actions, suits, or proceedings pending or, to the knowledge of TOP GUN, threatened by or against TOP GUN or adversely affecting TOP GUN, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. TOP GUN does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

      3.09 Material Contract Defaults. TOP GUN is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of TOP GUN, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which TOP GUN has not taken adequate steps to prevent such a default from occurring.

      3.10 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which TOP GUN is a party or to which any of its properties or operations are subject.

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

      3.11 Governmental Authorizations. TOP GUN has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date of this Agreement. Except for compliance with applicable securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by TOP GUN of this Agreement and the consummation by TOP GUN of the transactions contemplated hereby.

      3.12 Compliance With Laws and Regulations. TOP GUN has complied with all applicable statutes and regulations of any national, provincial, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of TOP GUN or except to the extent that noncompliance would not result in the occurrence of any material liability for TOP GUN.

      3.13 TOP GUN Schedules. TOP GUN has delivered to Altrimega the following schedules, which are collectively referred to as the "TOP GUN Schedules" and which consist of the following separate schedules dated as of the date of execution of this Agreement:

         (a) A schedule including copies of the articles of incorporation and bylaws of TOP GUN and all amendments thereto in effect as of the date of this Agreement;

         (b) A schedule containing copies of resolutions adopted by the board of directors of TOP GUN approving this Agreement and the transactions herein contemplated;

         (c) A schedule setting forth the financial statements required pursuant to Section 3.04 (a) hereof;

         (d) A schedule of lease agreements and building permits as discussed in
Section 3.07

         (e) A schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the TOP GUN Schedules by Sections 3.01 through 3.12.

TOP GUN shall cause the TOP GUN Schedules and the instruments delivered to Altrimega hereunder to be updated after the date hereof up to and including a specified date not more than three business days prior to the Closing Date. Such updated TOP GUN Schedules shall be delivered prior to and as a condition precedent to the obligation of Altrimega to close.


                                   ARTICLE IV
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF TOP GUN

      The obligations of TOP GUN under this Agreement are subject to the satisfaction of Altrimega, at or before the Closing Date, of the following conditions:

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      4.01 Accuracy of Representations. The representations and warranties made by Altrimega in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Altrimega shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Altrimega prior to or at the Closing.

      4.02 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of Altrimega, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Altrimega.

      4.03 Other Items. TOP GUN shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as TOP GUN may reasonably request.

                                    ARTICLE V
                CONDITIONS PRECEDENT TO OBLIGATIONS OF ALTRIMEGA

      The obligations of Altrimega under this Agreement are subject to the satisfaction of TOP GUN, at or before the Closing Date, of the following conditions:

      5.01. Stockholder Approval. TOP GUN shall call and hold a meeting of its stockholders, or obtain through a majority written consent of its stockholders, whereby the stockholders of TOP GUN authorize and approve this Agreement and the transactions contemplated hereby.

      5.02 Accuracy of Representations. The representations and warranties made by TOP GUN and the TOP GUN Stockholders in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and TOP GUN shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by TOP GUN prior to or at the Closing.

      5.03 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of TOP GUN, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause of create any material adverse change in the financial condition, business, or operations of TOP GUN.

      5.04 Other Items. Altrimega shall have received such further documents certificates, or instruments relating to the transactions contemplated hereby as Altrimega may reasonably request.

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                                   ARTICLE VI
                                SPECIAL COVENANTS

      6.01 New Board of Directors and Officers. Upon closing of the transactions contemplated by this Agreement, the current board of directors and officers of Altrimega shall resign and in their place nominees of TOP GUN shall be appointed, subject to the approval of the suitability and qualifications of such nominees.

      6.02 The Acquisition of Altrimega Common Stock. Altrimega and TOP GUN understand and agree that the consummation of this Agreement including the issuance of the Altrimega Common Stock to TOP GUN Stockholders in exchange for the TOP GUN Shares as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. Altrimega and TOP GUN agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired. The certificates representing the Altrimega Common Stock shall be marked with the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

In connection with the transaction contemplated by this Agreement, Altrimega and TOP GUN shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where the TOP GUN Stockholders reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

      6.03 Securities Filings. Altrimega shall be responsible for the preparation of any required filing with the Securities and Exchange Commission and TOP GUN will be responsible for any and all filings in any jurisdiction where its stockholders reside which would require a filing with a governmental agency as a result of the transactions contemplated in this Agreement.

                                   ARTICLE VII
                                  MISCELLANEOUS

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      The covenants set forth in this section shall survive the Closing Date and the consummation of the transactions herein contemplated.

      7.01 No Representation Regarding Tax Treatment. No representation or warranty is being made by any party to any other regarding the treatment of this transaction for national, provincial, federal or state income taxation. Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on no representation, warranty, or assurance from any other party or such other party's legal, accounting, or other adviser.

      7.02 Governing Law. This Agreement shall be governed by, enforced and construed under and in accordance with the laws of the State of Nevada.

      7.03 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier to the address of the respective parties or such other addresses as shall be furnished in writing by any party in the manner for giving notices, hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile or telecopy transmission or other electronic communication, or one day after the date so sent by overnight courier.

      7.04 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

      7.05 Schedules; Knowledge. Whenever in any section of this Agreement reference is made to information set forth in the schedules provided by Altrimega or TOP GUN such reference is to information specifically set forth in such schedules and clearly marked to identify the section of this Agreement to which the information relates. Whenever any representation is made to the "knowledge" of any party, it shall be deemed to be a representation that no officer or director of such party, after reasonable investigation, has any knowledge of such matters.

      7.06 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. All previous agreements between the parties, whether written or oral, have been merged into this Agreement. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

      7.07 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of six months from the Closing Date, unless otherwise provided herein.

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      7.08 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

      7.09 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

      7.10 Acceptance by Fax. This Agreement shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

      IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

ALTRIMEGA HEALTH CORPORATION             TOP GUN SPORTS &
                                         ENTERTAINMENT, INC.

a Nevada corporation                     a Nevada corporation


By:                                      By:
   -----------------------------            --------------------------------
     Its Duly Authorized Officer               Its Duly Authorized Officer

                                   Exhibit A-1

                      TOP GUN SPORTS & ENTERTAINMENT, INC.
                              List of Stockholders

                         TOP GUN              ALTRIMEGA
                          NEVADA              SHARES TO
SHAREHOLDER              SHRS OWNED            RECEIVE                SIGNATURE
-----------              ----------            -------                ---------

Peter Scalise, III  &
assigns                  11,050,000              11,050,000          ___________

SEACOR                     4,700,000              2,700,000          ___________
SEACOR (escrow)                                   2,000,000

                                   Exhibit A-2
                          ALTRIMEGA HEALTH CORPORATION
 List of Assets & Liabilities Related to the Sea Garden, LLC Development Project


                  ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                                   SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

                                     ASSETS
                                     ASSETS
September 30,                                                        2004
                                                                   ----------
Current assets

Cash                                                                   44,640
    Accounts receivable                                                   539
    Properties held for development or sale                         1,500,577
    Prepaid expenses                                                    5,600

      Total current assets                                          1,551,356

Other assets
    Accounts receivable - related party                                59,560
    Deposits                                                           35,000
      Total other assets                                               94,560

Total assets                                                        1,645,916
                                                                   ==========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
    Notes payable                                                   1,539,788
    Accounts payable - related parties                                263,688
    Accounts payable                                                  227,975
      Total current liabilities                                     2,031,451
                                                                   ----------
Total liabilities                                                   2,031,451

Commitments and contingencies                                              --

Minority interest                                                      (1,191)


                  ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                ITEMS TO BE INCLUDED IN ASSET PURCHASE AGREEMENT


Cash                                                                $    44,640
    Accounts receivable
    Properties held for development or sale                                 539
    Prepaid expenses                                                   1,500,57
                                                                          5,600
                                                                    -----------
      Total current assets
                                                                      1,551,356
Other assets
    Accounts receivable - related party
    Deposits                                                             59,560
      Total other assets                                                 35,000
                                                                    -----------
                                                                         94,560
                                                                    -----------
Total assets
                                                                    $ 1,645,916

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
    Notes payable                                                   $ 1,539,788
    Accounts payable - related parties                                  263,688
    Accounts payable                                                    227,975
                                                                    -----------
Total current liabilities                                             2,031,451

Total liabilities

Commitments and contingencies

Minority interest                                                        (1,191)